UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
           PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE
                                   ACT OF 1934


       Date of Report (Date of earliest event reported): December 2, 1998


                               ALLTEL CORPORATION
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             (Exact name of registrant as specified in its charter)



  Delaware                              1-4996                    34-0868285
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(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


One Allied Drive, Little Rock, Arkansas                         72202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code     (501) 905-8000
                                                  ---------------------------


                                       Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

         Item 7.  Financial Statements and Exhibits

                  ALLTEL Corporation is filing restated audited financial statements to reflect the Company's July 1, 1998 merger with 360 Communications Company. The merger was accounted for as a pooling of interests. The restated audited financial statement information included in this filing consists of the following:

              (a) Audited balance sheets as of December 31, 1997 and 1996.

              (b) Audited statements of income for the years ended December 31,
                  1997, 1996 and 1995.

              (c) Audited statements of cash flows for the years ended
                  December 31, 1997, 1996 and 1995.

              (d) Audited statements of shareholders' equity for the years ended December 31, 1997, 1996 and 1995.

              (e) Notes to audited consolidated financial statements for the years ended December 31, 1997, 1996 and 1995.

              (f) Management's Discussion and Analysis of Financial Condition
                  and Results of Operations for the years ended December 31, 1997, 1996 and 1995.


                  Exhibits.

                  See Exhibit Index.


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





                                   SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.



                                            ALLTEL CORPORATION
                          ------------------------------------------------------
                                               (Registrant)



                                         By:  /s/ Dennis J. Ferra
                          ------------------------------------------------------
                                             Dennis J. Ferra
                          Senior Vice President and Chief Administrative Officer
                                      (Principal Financial Officer)
                                             December 2, 1998



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


                                  EXHIBIT INDEX
                                  -------------


  Exhibit                                                                 Page
  Number                Description of Exhibits                          Number
  -------               -----------------------                          ------

    23.1   Consent of Ernst & Young LLP
            (Financial statements of 360 Communications Company
             are not included separately in this Form 8-K)                 44
    23.2   Consent of Arthur Andersen LLP
            (Financial statements of GTE Mobilnet of South Texas
             Limited Partnership are not included separately in
             this Form 8-K)                                                45
    23.3   Consent of Arthur Andersen LLP
            (Financial statements of Chicago SMSA Limited Partnership
             are not included separately in this Form 8-K)                 46
    23.4   Consent of PricewaterhouseCoopers LLP
            (Financial statements of New York SMSA Limited
             Partnership are not included separately in this Form
             8-K)                                                          47
    23.5   Consent of PricewaterhouseCoopers LLP
            (Financial statements of Orlando SMSA Limited Partnership
             are not included separately in this Form 8-K)                 48

    27.1   Financial Data Schedule for the year ended December 31, 1997    49

    99.1   Restated  audited   consolidated   financial  statements
            of ALLTEL Corporation for the years ended December 31, 1997, 1996 and 1995:

              (i)   Reports of Independent Public Accountants             6-11
             (ii)   Audited consolidated statements of income for the
                      years ended December 31, 1997, 1996 and 1995         12
            (iii)   Audited consolidated balance sheets as of
                      December 31, 1997 and 1996                           13
             (iv)   Audited consolidated statements of cash flows for
                      the years ended December 31, 1997, 1996 and 1995     14
              (v)   Audited   consolidated   statements  of
                      shareowners' equity for the years ended
                      December 1997, 1996 and 1995                         15
             (vi)   Business segment information for the years ended
                      December 31, 1997, 1996 and 1995                     16
            (vii)   Notes to audited consolidated financial statements    17-31
           (viii)   Management's Discussion and Analysis of Financial
                      Condition and Results of Operations for the years
                      ended December 31, 1997, 1996 and 1995              32-43


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